                     [THE CHASE MANHATTAN BANK LETTERHEAD]





                                                      November 11, 1996


Mr. William E. Dye, President
Linographics Corporation
Linographics (Delaware) Corporation
20 West 20th Street
New York, New York 10011

Dear Bill:

The Chase Manhattan Bank (the "Bank") is pleased to make available to Linographics Corporation and Linographics (Delaware) Corporation, credit facilities in the aggregate amount of $1,150,000. The Lines of Credit to be extended at the Bank's sole discretion of up to $1,150,000 for working capital, are subject but not limited to, the following terms and conditions:

                           LINOGRAPHICS CORPORATION:

LINE OF CREDIT

FACILITY:
Up to a maximum of $700,000 will be available for working capital purposes.

INTEREST RATE:
Borrowings will be priced at the Bank's Prime Rate, plus one-half (1/2%) percent.

BORROWING BASE:
All drawdowns will be subject to a maximum borrowing base not to exceed 80% of eligible accounts receivable aged ninety (90) days and less. Linographics will provide a monthly borrowing base certificate to the Bank within fifteen (15) days after the end of each month so long as there are loans outstanding under the Line of Credit.

Any credit which the Bank may extend will be on terms and conditions as we may require at the time Linographics requests an advance and must be evidenced by documents in form and substance satisfactory to the Bank.

FACILITY FEE:
A facility fee of one half (1/2%) percent ($3,500) payable upon signing of this Commitment Letter. Thereafter, one half (1/2%) percent of the entire Line of Credit will be collected on an annual basis on the anniversary date of the Line of Credit.

The Bank will continue to offer the Credit Facility as outlined herein in its sole discretion subject to Linographics economic and financial condition remaining acceptable to the Bank and Linographics maintenance of a satisfactory relationship with the Bank. In any event, this Credit Facility is available until January 31, 1998.

                      LINOGRAPHICS (DELAWARE) CORPORATION:

LINE OF CREDIT

FACILITY:
Up to a maximum of $450,000 will be available for working capital purposes.

INTEREST RATE:
Borrowings will be priced at the Bank's Prime Rate, plus one-half (1/2%) percent.

BORROWING BASE:
All drawdowns will be subject to a maximum borrowing base not to exceed 80% of eligible accounts receivable aged ninety (90) days and less. The borrowing base will be the aggregate of the Accounts Receivable of Linographics Corporation and Linographics (Delaware) Corporation. Linographics (Delaware) Corporation will provide a monthly borrowing base certificate to the Bank within fifteen
(15) days after the end of each month so long as there are loans outstanding under the Line of Credit.

Any credit which the Bank may extend will be on terms and conditions as we may require at the time Linographics requests an advance and must be evidenced by documents in form and substance satisfactory to the Bank.



FACILITY FEE:
A facility fee of one half (1/2%) percent ($2,250) payable upon signing of this Commitment Letter. Thereafter, one half (1/2%) percent of the entire Line of Credit will be collected on an annual basis on the anniversary date of the Line of Credit.

The Bank will continue to offer the Credit Facility as outlined herein in its sole discretion subject to Linographics (Delaware) Corporation's economic and financial condition remaining acceptable to the Bank and the company's maintenance of a satisfactory relationship with the Bank. In any event, this Credit Facility is available until January 31, 1998.

GENERAL CONDITIONS OF THE CREDIT FACILITY:
All extensions of credit which the Bank may grant will be evidenced by documents in form and substance satisfactory to the Bank. The Bank will require the Companies to furnish the following support, which must remain in place as long as the Credit Facilities as outlined herein are outstanding:

COLLATERAL/ CONDITIONS:
1. Priority UCC-1 Filing + GSA on all assets of Linographics Corp. and Linographics (Delaware) Corporation.
2. Monthly borrowing base certificate(s) when line is outstanding for Linographics Corporation or Linographics (Delaware) Corporation , with advances up to 80% of eligible A/R's 90 days and less. The certificate will be provided to the bank within 15 days of the end of the prior month.
3. Monthly account receivable agings for both entities provided within 15 days of the end of the prior month.
4. The credit facility of Linographics (Delaware) Corporation will be supported by the guaranty of Linographics Corporation.
5. Unidigital Inc.'s Corporate Guaranty remains in place for both facilities.

REPORTING:
1. Within 120 days after the close of each Fiscal Year, audited consolidated statements for Unidigital Inc., prepared by an accounting firm acceptable to the bank along with consolidating statements for each subsidiary.
2. Within 90 days after the date of the each semi-annual date, consolidated statements for Unidigital Inc., prepared by an accounting firm acceptable to the bank along with consolidating statements for each subsidiary.
3. Quarterly statements internally prepared by management for Unidigital Inc, and its subsidiaries.

This letter is for your information only and is not to be shown to or relied upon by third parties. This letter constitutes the entire understanding between the Bank and the Company and supersedes all prior discussions.

The Credit Facility described herein will not be made available to the Companies until they acknowledge its understanding and agreement to the above terms and conditions. If this letter correctly sets forth your understanding of the terms and conditions regarding the Credit Facility, please indicate your acceptance by signing in the space indicated and returning the original to the Bank no later than November 30, 1996. If not accepted by you, the offer contained herein shall at the Bank's option expire.

We appreciate this opportunity to work with you and look forward to the continued development of our mutually beneficial relationship.

Very truly yours,

THE CHASE MANHATTAN BANK


BY: /s/ DONALD FURRER
   -------------------------
        Donald Furrer
        Vice President


AGREED AND ACCEPTED

ON THIS DAY 21 DAY OF NOVEMBER 1996
            --        --------

LINOGRAPHICS CORPORATION

BY:    /s/ WILLIAM E. DYE
   -------------------------

Title:  President
      ----------------------

LINOGRAPHICS (DELAWARE) CORPORATION

BY:  /s/ WILLIAM E. DYE
   -------------------------

Title:  President
      ----------------------

                                CHASE LETTERHEAD


                            GRID TIME PROMISSORY NOTE

                                                             New York, New York

                                                              November 21, 1996

              For value received, the undersigned unconditionally (and if more than one, jointly and severally) promises to pay to the order of THE CHASE MANHATTAN BANK ("Chase"), at its office located at 270 Park Avenue, New York, New York, or to such other address as Chase may notify the undersigned, the sum of Four hundred and fifty thousand DOLLARS ($450,000.00) or such unpaid principal amount of each loan made to the undersigned by Chase and outstanding under this Note, on the maturity date(s) as shown on the attached schedule or any continuation of the schedule.

              This Note includes any Schedule or Rider attached hereto.

              MATURITY DATE(S). Each loan shall mature on the last day of the Interest Period therefor, as noted on the Interest Period column on the attached schedule. As to a Variable Rate loan, if no Interest Period is noted, then such loan is payable ON DEMAND.

              INTEREST. The undersigned promise(s) to pay interest on the unpaid balance of the principal amount of each such loan from and including the date of each such loan to but excluding the date such loan shall be paid in full at the following applicable rates (check Other Rate box if applicable):

              Variable Rate:   A rate of interest per year which shall
                               automatically increase or decrease from time to time so that at all times such rate shall remain equal to that rate of interest from time to time announced by Chase at its head office as its prime commercial lending rate (the "Prime Rate")
                               PLUS 1/2%. Changes in the rate of interest hereunder shall be effective as of and for the entire day on which such change in the Prime
                               Rate becomes effective.


              and
                Other Rate: see Rider(s) attached hereto.

              Interest shall be payable, as to a Variable Rate loan, on THE FIRST DAY of each month and as to an Other Rate loan, on the last day of each Interest Period, or if such Interest Period is more than 90 days, then on the 90th day after the date of such loan and on the last day of such Interest Period, unless otherwise specified on a Rider attached hereto, in respect of the corresponding principal. Interest shall be calculated on the basis of a year of 360 days and payable for the actual number of days elapsed.

              After the occurrence of an Event of Default set forth below, Chase, at its option, by written notice to the undersigned may increase the interest rate on this Note by an additional four percent (4%) per year effective on the date of such notice.

              PAYMENTS. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at Chase's office specified above. Chase may (but shall not be obligated to) debit the amount of any payment (principal or interest) under this Note when due to any deposit account of (any of) the undersigned with Chase. If the undersigned are more than one, all obligations of each of the undersigned under this Note shall be joint and several. This Note may be prepaid without premium unless otherwise specified on a Rider attached hereto. Chase may apply any money received or collected for payment of this Note to the principal of, interest on or any other amount payable under, this Note in any order that Chase may elect.

              Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day on which Chase's head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

              If any payment (principal or interest) shall not be paid when due other than a payment of the entire principal balance of the Note due upon acceleration after default, the undersigned shall pay a late payment charge equal to five percent (5%) of the amount of such delinquent payment, provided that the amount of such late payment charge shall be not less than $25 nor more than $500.

              AUTHORIZATIONS. The undersigned hereby authorizes Chase to make loans and disburse the proceeds thereof to the account listed below and to make repayments of such loans by debiting such account upon oral, telephonic or telecopied instructions made by any person purporting to be an officer or agent of the undersigned who is empowered to make such requests and give such instructions. The undersigned may amend these instructions, from time to time, effective upon actual receipt of the amendment by Chase. Chase shall not be responsible for the authority, or lack of authority, of any person giving such telephonic instructions to Chase pursuant to these provisions. By executing this Note, the undersigned agrees to be bound to repay any loan obtained hereunder as reflected on Chase's books and records and made in accordance with these authorizations, regardless of the actual receipt of the proceeds thereof.

              RECORDS. The date, amount and maturity date of each loan under this Note and each payment of principal, loan(s) to which such principal is applied (which shall be at the discretion of Chase) and the outstanding principal balance of loans, shall be recorded by Chase on its books and prior to any transfer of this Note (or, at the discretion of Chase at any other time) endorsed by Chase on the schedule attached or any continuation of the schedule. Any such endorsement shall be conclusive absent manifest error.

              REPRESENTATIONS AND WARRANTIES. If the undersigned is other than an individual, the undersigned represents and warrants upon the execution and delivery of this Note and upon each loan request hereunder, that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Chase from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information. If the undersigned is an individual, the undersigned represents and warrants at the times set forth at the beginning of this section, the correctness of clauses (c), (d), (e),
     (f), (g) and (h) above to the extent applicable to an individual.

              NO COMMITMENT. This Note does not create and shall not be deemed or construed to create any contractual commitment to lend by Chase. Any such commitment in respect of this Note can only be made by and shall only be effective to the extent set forth in a separate writing expressly designated for that purpose and subscribed by a duly authorized officer of Chase.

     SECURITY. As collateral security for the payment of this Note and of any and all other obligations and liabilities of the undersigned to Chase, now existing or hereafter arising, the undersigned grants to Chase a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the undersigned now or at any time hereafter held or received by or for or left in the possession or control of Chase or any of its affiliates, including subsidiaries, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

              DEFAULT. IF ANY OF THE FOLLOWING EVENTS OF DEFAULT SHALL OCCUR with respect to any of the undersigned (each an "Event of Default"):
                  (a) the undersigned shall fail to pay the principal of, or interest on, this Note, or any other amount payable under this Note, as and when due and payable;
                  (b) any representation or warranty made or deemed made by the undersigned in this Note or in any document granting security or support for (or otherwise executed in connection with) this Note or by any third party supporting or liable with respect to this Note (whether by guaranty, subordination, grant of security or any other credit support, a "Third Party") in any document evidencing the obligations of a Third Party (this Note and all of the foregoing documents and all agreements, instruments or other documents executed by the undersigned or a Third Party being the "Facility Documents") or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made;
                  (c) the undersigned or any Third Party shall fail to perform or observe any term, covenant or agreement contained in any Facility Document on its part to be performed or observed, and such failure shall continue for 30 consecutive days;
                  (d) the undersigned or any Third Party shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity, or if there shall be any default by the undersigned or any Third Party under any agreement relating to such indebtedness;
                  (e) the undersigned or any Third Party: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) shall make an assignment for the benefit of creditors; (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 30 days or shall consent or acquiesce thereto; or
              (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property;
                  (f) if the undersigned or any Third Party is an individual, such individual shall die or be declared incompetent;
                  (g) any Third Party Facility Document shall at any time and for any reason cease to be in full force and effect or shall be declared null and void, or its validity or enforceability shall be contested by the relevant Third Party or such Third Party shall deny it has any further liability or obligation under any Facility Document or shall fail to perform its obligations under any Facility Document;
                  (h) any security agreement or other agreement (whether by the undersigned or any Third Party) granting a security interest, lien, mortgage or other encumbrance securing obligations under any Facility Document shall at any time and for any reason cease to create a valid and perfected first priority security interest, lien, mortgage or other encumbrance in or on the property purported to be subject to such agreement or shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of any such agreement shall be contested by any party to such agreement, or such party shall deny it has any further liability or obligation under such agreement or any such party shall fail to perform any of its obligations under such agreement;
                  (i) the undersigned shall make or permit to be made any
              material change in the character, management or direction of the undersigned's business or operations (including, but not limited to, a change in its executive management or in the ownership of its capital stock which effects a change in the control of any such business or operations), which is not satisfactory to Chase;
                  (j) the undersigned or any Third Party shall suffer a material adverse change in its business, financial condition, properties or prospects;
                  (k) any action, suit, proceeding or investigation against or affecting the undersigned or a Third Party before any court or governmental agency which involves forfeiture of any assets of the undersigned or a Third Party shall have been commenced; or

                  (l) one or more judgments, decrees or orders for the payment of money in excess of $50,000 in the aggregate shall be rendered against the undersigned and shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

     THEN, IN ANY SUCH CASE, if Chase shall elect by notice to the undersigned, the unpaid principal amount of this Note, together with accrued interest, shall become forthwith due and payable; provided that in the case of an event of default under (e) above, the unpaid principal amount of this Note, together with accrued interest, shall immediately become due and payable without any notice or other action by Chase.

              THE EVENTS OF DEFAULT AND REMEDIES SET FORTH ABOVE ARE IN ADDITION TO AND WITHOUT IN ANY WAY DIMINISHING ANY RIGHT BY CHASE TO MAKE DEMAND FOR PAYMENT AT ANY TIME.

              CERTAIN WAIVERS. The undersigned waive(s) presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

              COSTS. The undersigned agree(s) to reimburse Chase on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for Chase and costs allocated by its internal legal department) in connection with the preparation, interpretation, performance or enforcement of this Note and the Facility Documents.

              NOTICES. All notices, requests, demands or other communications to or upon the undersigned or Chase shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned as set forth next to the undersigned's execution of this Note, (b) of Chase as first set forth above, or (c) of the undersigned or Chase at such other address as the undersigned or Chase shall specify to the other in writing.

              ASSIGNMENT. This Note shall be binding upon the undersigned and its or their successors and shall inure to the benefit of Chase and its successors and assigns.

              AMENDMENT AND WAIVER. This Note may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Chase in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

              GOVERNING LAW; JURISDICTION. This Note shall be governed by and construed in accordance with the laws of the State of New York, Connecticut or New Jersey, depending on the location of the Chase office set forth in this Note. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned is such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Chase in writing.

              MAXIMUM INTEREST. Notwithstanding any other provision of this Note, the undersigned shall not be required to pay any amount pursuant to this Note which is in excess of the maximum amount permitted to be charged by national banks under applicable law and any such excess interest paid shall be refunded to the undersigned or applied to principal owing hereunder.

              COMMERCIAL TRANSACTION. IF THE UNDERSIGNED IS A CONNECTICUT DOMICILED ENTITY OR RESIDENT, EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY CONSTITUTE COMMERCIAL TRANSACTIONS WITHIN THE MEANING OF SECTION 52L-278a OF THE CONNECTICUT GENERAL STATUTES. EACH OF THE UNDERSIGNED EXPRESSLY WAIVES ANY AND ALL RIGHTS, CONSTITUTIONAL OR OTHERWISE, WITH RESPECT TO NOTICE AND HEARING AND ANY RIGHTS UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES IN CONNECTION WITH ANY PREJUDGMENT REMEDY AVAILABLE TO CHASE.

         BORROWER WAIVERS. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE(S) (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE OR ANY FACILITY DOCUMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT CHASE'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY CHASE AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.


                                Chase Account No. to be charged for
                                Disbursements and Payments:

                                -----------------------------


Address for notices:            Linographics (Delaware) Corporation
                                -------------------------------------------
20 West 20th Street             By: /s/ William Dye
------------------------            ---------------------------------------
New York, New York 10011        Print Name: William Dye
------------------------                    -------------------------------
                                Title: CEO
------------------------               ------------------------------------
                                By:
------------------------            ---------------------------------------

Telecopier No.  (   )     -     Print Name:
                 ---  ---- ----             ------------------------------
                                Title:
                                       -----------------------------------

                                SCHEDULE TO GRID
                               PROMISSORY NOTE OF
              _______________________ DATED _______________, 199_.




                                                                                                AGGREGATE
                                                                                                PRINCIPAL
    DATE                                                                                         BALANCE           NOTATION
     OF                INTEREST          AMOUNT OF          INTEREST          AMOUNT OF         REMAINING            MADE
    LOAN                PERIOD              LOAN              RATE             PAYMENT            UNPAID              BY


                                GUARANTY
                           (UNLIMITED AMOUNT)

         This Guaranty is granted by the Guarantor to THE CHASE MANHATTAN BANK (Chase), having an office located at 270 Park Avenue, New York, New York
                                     -----------------------------------------

------------------------------------------------------------------------------
("Business Office"), and/or any of its subsidiaries and/or affiliates and wherever located (hereinafter with their respective successors and assigns, collectively or individually, as the context may require, referred to as "Chase").

         RECITALS.  Linographics (Delaware) Corporation                  (the
                   -----------------------------------------------------
"Borrower") has obtained or desires or may desire at some time and/or from time to time to obtain financial accommodation from Chase; and each of the undersigned (hereinafter collectively and individually referred to as the "Guarantor") represents that it owns directly or indirectly a substantial amount of the stock of or other ownership interest in the Borrower and/or is financially interested in its affairs and expects to derive advantage from each and every such accommodation;

         CONSIDERATION. To induce Chase, at its option, at any time or from time to time, to extend financial accommodation, with or without security, to or for the account of the Borrower, or in respect of which the Borrower may be liable in any capacity (the term "financial accommodation" including, without limitation, extension of loans, credit or accommodation, issuance or confirmation of letters of credit or creation of acceptances, or discount or purchase of, or loans on, accounts, leases, instruments, securities, documents, chattel paper and other security arrangements or other property, or entering into any foreign exchange, precious metals or other contract or agreement between Borrower and Chase), the Guarantor hereby agrees as follows:

         GUARANTY. The Guarantor (and if there is more than one Guarantor, jointly and severally) absolutely and unconditionally guarantees to Chase that the Borrower will promptly perform and observe every agreement and condition contained in any instrument, writing or arrangement relating to or the subject of any such financial accommodation (a "Credit Arrangement") to be performed or observed by the Borrower, that all sums stated to be payable in, or which become payable under, any Credit Arrangement, and all other sums which may be owing by the Borrower to Chase now or hereafter, will be promptly paid in full when due, whether at maturity or earlier by reason of acceleration or otherwise, or, if now due, when payment thereof shall be demanded by Chase, together with interest and any and all legal and other costs and expenses paid or incurred in connection therewith by Chase (collectively, the "Guaranteed Obligations"), and, in case of one or more extensions of time of payment or renewals, in whole or in part, of any Credit Arrangement or obligation, that the same will be promptly paid or performed when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise. The Guarantor agrees that, as between the Guarantor and Chase, the Guaranteed Obligations may be declared to be due and payable for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against the Borrower and that, in the event of any such declaration (or attempted declaration), the Guaranteed Obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty. The Guarantor further guarantees that all payments made by the Borrower to Chase of any Guaranteed Obligation will, when made, be final and agrees that if any such payment is recovered from, or repaid by, Chase in whole or in part by reason of any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this Guaranty shall continue to be fully applicable to such obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.

         This is a guaranty of payment and performance and not a guaranty of collection only.

         This Guaranty is enforceable irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to or the subject of a Credit Arrangement or the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact and whether Chase shall have consented thereto) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment.

         CONSENTS AND WAIVERS. The Guarantor hereby consents that from time to time, without notice to or further consent of the Guarantor, the performance or observance by the Borrower of any Credit Arrangement or Guaranteed Obligation may be waived or the time of performance thereof extended by Chase, and payment of any Guaranteed Obligation may be accelerated in accordance with any agreement governing the same, or may be extended, or any Credit Arrangement may be renewed in whole or in part, or the terms of any Credit Arrangement or any part thereof may be changed, including increase or decrease in the rate of interest thereon, or any collateral therefor may be exchanged, surrendered or otherwise dealt with as Chase may determine, or any co-guarantor or any other party liable upon or in respect of any obligation may be released, and any of the acts mentioned in any Credit Arrangement may be done, all without notice to or affecting the liability of the Guarantor hereunder. The Guarantor waives notice of acceptance of this Guaranty and of the creation of any Guaranteed Obligations. The Guarantor hereby waives presentment of any instrument, demand for payment, protest and notice of non-payment or protest thereof or of any exchange, sale, surrender or other handling or disposition of any such collateral, and any requirement that Chase exhaust any right, power or remedy or proceed against the Borrower under any Credit Arrangement or against any other person under any other guaranty of, or security for, any of the Guaranteed Obligations. The Guarantor hereby further waives any defense whatsoever which might constitute a defense available to, or discharge of, the Borrower or a guarantor. No payment by the Guarantor pursuant to any provision hereunder shall entitle the Guarantor, by subrogation to the rights of Chase or otherwise, to any payment by the Borrower (or out of the property of the Borrower) except after payment in full of all sums (including interest, costs and expenses) which may be or become payable by the Borrower to Chase at any time or from time to time, unless the Guaranteed Obligations shall be paid in full.

         CONTINUING GUARANTY; TERMINATION. This Guaranty shall be a continuing guaranty, and Chase may continue to act in reliance hereon until the receipt by Chase of written notice from the Guarantor not to give further financial accommodation in reliance hereon, provided that such notice shall not affect the obligations, absolute or contingent, of the Guarantor hereunder with respect to any such accommodation given prior to such notice. Such notice shall be effective only after receipt by Chase at its Business Office, and Chase shall have had a reasonable time to act upon such notice at each of its offices extending financial accommodation to Borrower.

         FINANCIAL STATEMENTS. The Guarantor shall furnish to Chase, after the end of the Guarantor's fiscal year or at such other times or intervals as Chase may request, financial statements certified by the Guarantor showing the Guarantor's financial condition at the end of and for the entire fiscal year. Such statements shall fairly present the financial condition of the Guarantor as at the end of such fiscal year or periods in accordance with generally accepted accounting principles consistently applied. Upon demand by Chase, the Guarantor shall retain an independent certified public accountant acceptable to Chase to prepare such financial statements, on an audited, review or compilation basis, as selected by Chase, and as to audited statements, accompanied by a satisfactory report of such accountants which shall not contain any qualification of opinion or disclaimer by reason of audit limitations imposed by the Guarantor. Further, Guarantor agrees to furnish to Chase copies of its tax returns, as soon as available and in any event not later than 15 days after such tax returns are required to be filed.

         FOREIGN CURRENCIES. With respect to each obligation (or portion thereof) hereby guaranteed that is payable in a foreign currency, the following provisions shall apply: the Guarantor shall be obligated to pay to Chase the unpaid amount of such Guaranteed Obligation in the same foreign currency and place in which such Guaranteed Obligation is payable by its terms; provided, however, that the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payment of such unpaid amount as aforesaid, the Guarantor shall be obligated to) pay to Chase at its principal office in New York City the equivalent of such unpaid amount in United States currency computed at Chase's selling rate, most recently in effect on or prior to the date such Guaranteed Obligation becomes due, for cable transfers of such foreign currency to the place where such Guaranteed Obligation is payable. In any case in which the Guarantor shall make or shall be obligated to make such payment in United States currency, the Guarantor shall hold Chase harmless from any loss incurred by Chase arising from any change in the value of United States currency in relation to such foreign currency between the date such Guaranteed Obligation becomes due and the date Chase is actually able, following the conversion of the United States currency paid by the Guarantor into such foreign currency and remittance of such foreign currency to the place where such Guaranteed Obligation is payable, to apply such foreign currency to such obligation. The term foreign currency" as used herein shall be deemed to refer to that type of such currency which under applicable laws and regulations may be used to pay and discharge such Guaranteed Obligation.

         RIGHTS CUMULATIVE. The rights, powers and remedies granted to Chase herein shall be cumulative and in addition to any rights, powers and remedies to which Chase may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to Chase in connection with any Credit Arrangement.

         SECURITY. As collateral security for the payment of any and all obligations and liabilities of the Guarantor to Chase, now existing or hereafter arising, the Guarantor grants to Chase a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the Guarantor now or at any time hereafter held or received by or for or left in the possession or control of Chase or any of its affiliates, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

         REPRESENTATIONS AND WARRANTIES. Each Guarantor which is other than an individual represents and warrants that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Guaranty and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of Guarantor's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Guaranty have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Guaranty constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Chase from time to time by the Guarantor are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the Guarantor or which may materially adversely affect the financial condition, operations, properties or business of the Guarantor or the ability of the Guarantor to perform its obligation under this Guaranty; and (h) there has been no material adverse change in the financial condition of the Guarantor since the last such financial statements or information. If the Guarantor is an individual, the Guarantor represents and warrants the correctness of clauses (c), (d), (e), (f), (g) and (h) above to the extent applicable to an individual.

         COSTS. The Guarantor agrees to reimburse Chase on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for Chase and costs allocated by its internal legal department) in connection with the enforcement of this Guaranty.

         ENTIRE AGREEMENT, AMENDMENT AND WAIVERS. This Guaranty constitutes the entire agreement between the Guarantor and Chase in respect of the subject matter hereof and may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Chase in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder. No waiver shall be deemed to be made by Chase of any of its rights hereunder unless the same shall be in writing signed on behalf of Chase, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Chase or the obligations of the Guarantor to Chase in any other respect at any other time.

         As to each Guarantor who is an individual, this Guaranty is being signed by such Guarantor in an individual capacity and any descriptive terms placed after the Guarantor's name shall not affect the Guarantor's personal liability under this Guaranty.

         SUCCESSORS. This agreement shall be immediately binding upon the Guarantor, and the successors of the Guarantor. Chase may assign this Guaranty or any of its rights and powers hereunder, with all or any of the obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the security herefor and, in the event of such assignment, the assignee hereof or of such rights and powers and of such security, if any such security be so assigned and/or delivered, shall have the same rights and remedies as if originally named herein in place of Chase, and Chase shall be thereafter fully discharged from all responsibility with respect to any such Security so assigned and/or delivered.

         GOVERNING LAW; JURISDICTION. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, Connecticut or New Jersey, depending on the location of the Chase office set forth in this Guaranty. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Chase in writing.

         COMMERCIAL TRANSACTION. IF THE UNDERSIGNED IS A CONNECTICUT DOMICILED ENTITY OR RESIDENT, EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY CONSTITUTE COMMERCIAL TRANSACTIONS WITHIN THE MEANING OF SECTION 52-278a OF THE CONNECTICUT GENERAL STATUTES. EACH OF THE UNDERSIGNED EXPRESSLY WAIVES ANDY AND ALL RIGHTS, CONSTITUTIONAL OR OTHERWISE, WITH RESPECT TO NOTICE AND HEARING AND ANY RIGHTS UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES IN CONNECTION WITH ANY PREJUDGMENT REMEDY AVAILABLE TO CHASE.

         GUARANTOR WAIVERS. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY

DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT CHASE'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN ADDITION, EACH GUARANTOR WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY CHASE AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

         IN WITNESS WHEREOF, the Guarantor has executed this instrument or has caused this instrument to be duly executed by its proper officer(s) or partner(s) this 30th day of November, 1996.
                ----        --------     -
Address for notices:

                                               Linographics Corporation
                                           -----------------------------------
Linographics Corporation                   By: /s/ William Dye
--------------------------------               -------------------------------
20 West 20th Street                        Print Name William Dye
--------------------------------                      ------------------------
New York, New York 10011                   Title: President
--------------------------------                  ----------------------------
Telecopier No. (   )     -
                --- ------------           -----------------------------------
                                           By: /s/ [illegible]
                                               -------------------------------
                                           Print Name  [illegible]
                                                      ------------------------
                                           Title: Secretary
                                                  ----------------------------

STATE OF       )
               )  SS.:

COUNTY OF      )

         On this _____ day of ________________, 199___, before me personally came ___________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides in ____________________________________________; that he/she is
__________________________________ of
______________________________________________________, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

___________________________________
Notary Public